Offerings - Offering: 1	Mar. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 47,213,669.7
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,520.21
Offering Note

(1) Calculated as the aggregate maximum purchase price for shares of common stock, based upon the net asset value per share as of February 28, 2026, of $19.37. This amount is based upon the offer to purchase up to 2,437,463.588 shares of common stock, par value $0.01 per share, of Vista Credit Strategic Lending Corp.

(2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026.